Please file this Prospectus Supplement with your records.


               STRONG INTERNATIONAL STOCK FUND II

           Supplement to Prospectus dated May 1, 1998

CHANGE IN PORTFOLIO MANAGER. On May 22, 1998, Mr. David Lui became the portfolio manager of the Strong International Stock Fund II ("Fund"). Prior to joining Strong Capital Management, Inc., the Fund's investment advisor, Mr. Lui served Phoenix Duff & Phelps as a Vice President and international portfolio manager of five funds, including the Phoenix International Portfolio and the Phoenix Worldwide Opportunities Fund. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management. From 1990 to 1993, he was an Associate of Global Markets at Bankers Trust Company. Mr. Lui is a Chartered Financial Analyst. He has a B.S. in electrical engineering from Massachusetts Institute of Technology which he achieved in three years. He holds an M.B.A. from Stanford University where he graduated as an Arjay Miller Scholar. He is fluent in English, French, and Chinese.

ANNUAL INCOME DIVIDENDS. After July 1, 1998, the Fund will pay dividends from net investment income annually instead of quarterly. This information modifies the information about dividends found on page I-7 of the Prospectus under the heading "Additional Information-Distributions and Taxes." Therefore, the last quarterly dividend will be payable by these Funds on June 30, 1998. The next dividend will be payable by these Funds on December 29, 1998 and annually thereafter.


     The date of this Prospectus Supplement is May 22, 1998.